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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 26, 2000



                               CENTEX CORPORATION
             (Exact name of registrant as specified in its charter)



          NEVADA                      1-6776                 75-0778259
(State of other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)




    2728 N. HARWOOD, DALLAS, TEXAS                           75201
 (Address of principal executive offices)                  (Zip code)


        Registrant's telephone number including area code: (214) 981-5000


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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ITEM 5.  OTHER EVENTS.

          On January 26, 2000, Centex Corporation, a Nevada corporation (the "Corporation"), announced its third quarter net earnings for the quarter ended December 31, 1999. A copy of the Corporation's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NUMBER         DESCRIPTION

99.1           Press Release dated January 26, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CENTEX CORPORATION



                                    By:    /s/ Raymond G. Smerge
                                        ---------------------------------
                                        Name:  Raymond G. Smerge
                                        Title: Executive Vice President,
                                               Chief Legal Officer and Secretary



Date: January 26, 2000.



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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER          DESCRIPTION
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

99.1            Press Release dated January 26, 2000.
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